EXHIBIT 32.1

                   CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER,
              CHIEF FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Tarpon Industries, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, James W. Bradshaw, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1.   the  Periodic  Report fully  complies  with the  requirements  of
               Section  13(a) or 15(d) of the  Securities  Exchange Act of 1934;
               and

          2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 19, 2007                        /s/ James W. Bradshaw
                                               ------------------------------
                                               James W. Bradshaw
                                               Chief Executive Officer and
                                               Chief Financial Officer